P97000018525

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status ✓

Special Instructions to Filing Officer:
Tina called 9/23/08
authorized by phone
to correct suite from
1100 to 1190.

Theus

Office Use Only

400135982854

09/17/08--01031--013 **43.75

FILED
2008 SEP 17 PM 4:04
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Amend
Theus
9-22-08

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: OSCM - One Stop.com, Inc.

DOCUMENT NUMBER: P970000185205

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Alan Fraade
(Name of Contact Person)

Mintz & Fraade, P.C.
(Firm/ Company)

488 Madison Ave #1100
(Address)

New York, NY, 10022
(City/ State and Zip Code)

For further information concerning this matter, please call:

Alan Fraade at (212) 486-2500
(Name of Contact Person) (Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

- ☒ $35 Filing Fee BAS
- ☑ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

FILED
2008 SEP 17 PM 4:04
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

OSCM - One Stop.com, Inc.
(Name of corporation as currently filed with the Florida Dept. of State)

P97000018525
(Document number of corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):

____
(Must contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.")
(A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

(1) Principal Address: 6688 N. Central Expy #1190, Dallas, TX, 75206;

(2) Mailing Address: 6688 N. Central Expy #1190, Dallas, TX, 75206;

(3) Directors & Officers: (a) Bryan A. Scott, Director, Interim President & CEO; (b) Janine Frieh, Director & CFO; (c) Brian Hart, Director & COO; (d) Jacob Cohen, Executive VP.

(Attach additional pages if necessary)

If an amendment provides for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

(continued)

The date of each amendment(s) adoption: August 6th, 2008

Effective date if applicable: August 6th, 2008
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval by ______________________."
(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature ______________________
(By a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Bryan A. Scott
(Typed or printed name of person signing)

Director, Interim President & CEO
(Title of person signing)

FILING FEE: $35

P97000018525

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

900134416719

08/18/08--01011--008 **43.75

RECEIVED
08 AUG 15 PM 4:07
DEPARTMENT OF STATE
DIVISION OF CORPORATIONS
TALLAHASSEE, FLORIDA

FILED
08 AUG 15 PM 4:32
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

G. Coulliette AUG 1 8 2008

UCC FILING & SEARCH SERVICES, INC.
1574 Village Square Blvd Ste 100
Tallahassee, Florida 32309
(850) 681-6528

HOLD
FOR PICKUP BY
UCC SERVICES
OFFICE USE ONLY

August 15, 2008

CORPORATION NAME (S) AND DOCUMENT NUMBER (S):

OSCM - One Stop.com, Inc.

Filing Evidence

☐ Plain/Confirmation Copy

☒ Certified Copy

Retrieval Request

☐ Photocopy

☐ Certified Copy

Type of Document

☐ Certificate of Status

☐ Certificate of Good Standing

☐ Articles Only

☐ All Charter Documents to Include Articles & Amendments

☐ Fictitious Name Certificate

☐ Other

	NEW FILINGS
	Profit
	Non Profit
	Limited Liability
	Domestication
	Other

	AMENDMENTS
X	Amendment
	Resignation of RA Officer/Director
	Change of Registered Agent
	Dissolution/Withdrawal
	Merger

	OTHER FILINGS
	Annual Reports
	Fictitious Name
	Name Reservation
	Reinstatement

	REGISTRATION/QUALIFICATION
	Foreign
	Limited Liability
	Reinstatement
	Trademark
	Other

Articles of Amendment
to
Articles of Incorporation
of

OSCM - One Stop.Com, Inc.

(Name of corporation as currently filed with the Florida Dept. of State)

P97000018525

(Document number of corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):

(Must contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.")
(A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

Article IV of the Articles of Incorporation is hereby amended as set forth on Exhibit "A", which is annexed hereto and made a part hereof

FILED
08 AUG 15 PM 4:32
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

(Attach additional pages if necessary)

If an amendment provides for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

(continued)

The date of each amendment(s) adoption: August 15, 2008

Effective date if applicable: August 15, 2008

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☑ The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval by ______________________."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature ______________________

(By a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

BRYAN A. SCOTT

(Typed or printed name of person signing)

INTERIM PRESIDENT & CEO & DIRECTOR

(Title of person signing)

FILING FEE: $35

Exhibit "A" to Amendment of the Article of Incorporation
of
OSCM – One Stop.Com Inc.

The aggregate number of shares which the Corporation shall have authority to issue is five hundred ten million (510,000,000) shares, of which five hundred million (500,000,000) shares shall be Common Stock, par value $.0001 per share, and ten million (10,000,000) shares shall be preferred stock, par value $.0001 per share.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designations and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The Board of Directors will be expressly authorized to increase or decrease the number of shares of any series prior or subsequent to the issuance of shares in that series; provided, however, that the Board of Directors shall not decrease the number of shares of any such series then outstanding.

The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determining the following:

(A) the designation of such series, the number of shares to constitute such series and the stated value thereof, if different from the par value thereof;

(B) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights, which may be general or limited;

(C) the dividends, if any, payable on such series, whether any such dividends shall be cumulative and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preferences or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of preferred stock;

(D) whether the shares of such series shall be subject to redemption by the Corporation and, if so, the times, prices and other conditions of such redemption;

(E) the amount or amounts payable upon shares of such series in the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(F) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions

relating to the operation thereof;

(G) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of preferred stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(H) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the common stock or shares of stock of any other class or any other series of preferred stock;

(I) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of preferred stock or of any other class; and

(J) any other powers, preferences and other special rights, relative, participating, optional or otherwise, and any qualifications, limitations and restrictions thereon.

The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereon, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

No holder of shares of the Corporation of any class whether now or hereafter authorized shall have any preemptive right to subscribe for, purchase or receive any shares of the Corporation of any class, whether now or hereafter authorized, or any options or warrants to purchase any such shares, or any securities convertible into or exchanged for any such shares, which may at any time be issued, sold or offered for sale by the Corporation.

2008 FOR PROFIT CORPORATION ANNUAL REPORT

DOCUMENT# P97000018525

FILED
Jan 14, 2008
Secretary of State

Entity Name: OSCM - ONE STOP.COM, INC.

Current Principal Place of Business:

16718 FRAMPTON CT.
SPRING, TX 77379

New Principal Place of Business:

12003 DERWENT LANE
HOUSTON, TX 77064

Current Mailing Address:

16718 FRAMPTON CT.
SPRING, TX 77379

New Mailing Address:

12003 DERWENT LANE
HOUSTON, TX 77064

FEI Number: 59-3436221 **FEI Number Applied For ( )** **FEI Number Not Applicable ( )** **Certificate of Status Desired ( )**

Name and Address of Current Registered Agent:

BOCHICCHIO, NANCY
10795 BUTTONWOOD LAKE DR.
BOCA RATON, FL 33498 US

Name and Address of New Registered Agent:

The above named entity submits this statement for the purpose of changing its registered office or registered agent, or both, in the State of Florida.

SIGNATURE: ______________________________
Electronic Signature of Registered Agent Date

Election Campaign Financing Trust Fund Contribution ( ).

OFFICERS AND DIRECTORS:

Title:	DPTS ( ) Delete
Name:	ELDRIDGE, CLAUDE E
Address:	16718 FRAMPTON CT.
City-St-Zip:	SPRING, TX 77379

ADDITIONS/CHANGES TO OFFICERS AND DIRECTORS:

Title:	DPTS (X) Change ( ) Addition
Name:	BLANCETT, RON
Address:	12003 DERWENT LANE
City-St-Zip:	HOUSTON, TX 77064

I hereby certify that the information supplied with this filing does not qualify for the exemption stated in Chapter 119, Florida Statutes. I further certify that the information indicated on this report or supplemental report is true and accurate and that my electronic signature shall have the same legal effect as if made under oath; that I am an officer or director of the corporation or the receiver or trustee empowered to execute this report as required by Chapter 607, Florida Statutes; and that my name appears above, or on an attachment with an address, with all other like empowered.

SIGNATURE: RON BLANCETT MR. 01/14/2008
Electronic Signature of Signing Officer or Director Date

2007 FOR PROFIT CORPORATION REINSTATEMENT

FILED
Sep 17, 2007
Secretary of State

DOCUMENT# P97000018525

Entity Name: OSCM - ONE STOP.COM, INC.

Current Principal Place of Business:

9145 SE 151ST LANE ROAD., #3
SUMMERFIELD, FL 34491

New Principal Place of Business:

16718 FRAMPTON CT.
SPRING, TX 77379

Current Mailing Address:

9145 SE 151ST LANE ROAD., #3
SUMMERFIELD, FL 34491

New Mailing Address:

16718 FRAMPTON CT.
SPRING, TX 77379

FEI Number: 59-3436221 **FEI Number Applied For ( )** **FEI Number Not Applicable ( )** **Certificate of Status Desired ( )**

Name and Address of Current Registered Agent:

DIAMOND, KAREN
9145 SE 151ST LANE ROAD., #3
SUMMERFIELD, FL 34491 US

Name and Address of New Registered Agent:

BOCHICCHIO, NANCY
10795 BUTTONWOOD LAKE DR.
BOCA RATON, FL 33498 US

The above named entity submits this statement for the purpose of changing its registered office or registered agent, or both, in the State of Florida.

SIGNATURE: NANCY BOCHICCHIO 09/17/2007

Electronic Signature of Registered Agent Date

In accordance with s. 607.193(2)(b), F.S., the corporation did not receive the prior notice.
Election Campaign Financing Trust Fund Contribution ( ).

OFFICERS AND DIRECTORS:

Title: DPTS ( ) Delete
Name: JAMSHIDI, MAHMOOD
Address: 9145 SE 151ST LANE ROAD., #3
City-St-Zip: SUMMERFIELD, FL 34491

ADDITIONS/CHANGES TO OFFICERS AND DIRECTORS:

Title: DPTS (X) Change ( ) Addition
Name: ELDRIDGE, CLAUDE E
Address: 16718 FRAMPTON CT.
City-St-Zip: SPRING, TX 77379

I hereby certify that the information supplied with this filing does not qualify for the exemption stated in Chapter 119, Florida Statutes. I further certify that the information indicated on this report or supplemental report is true and accurate and that my electronic signature shall have the same legal effect as if made under oath; that I am an officer or director of the corporation or the receiver or trustee empowered to execute this report as required by Chapter 607, Florida Statutes; and that my name appears above, or on an attachment with an address, with all other like empowered.

SIGNATURE: CLAUDE E. ELDRIDGE DPTS 09/17/2007

Electronic Signature of Signing Officer or Director Date

1 of 2

PLEASE READ ALL INSTRUCTIONS BEFORE COMPLETING THIS FORM.

CORPORATION REINSTATEMENT

FLORIDA DEPARTMENT OF STATE
Secretary of State
DIVISION OF CORPORATIONS

FILED
06 NOV 27 AM 9: 06

DOCUMENT # p97000018525

1. Corporation Name

OSCM - One Stop.com, Inc.

2. Principal Office Address	3. Mailing Office Address
9145 SE 151st Ln Rd	
Suite, Apt. #, etc. #3	Suite, Apt. #, etc.
City & State Summerfield, FL	City & State
Zip 34491 Country USA	Zip Country

REINSTATEMENT 2000-2006

CR2E051 (12/05)

4. Date Incorporated or Qualified To Do Business in Florida 2/27/1997

5. FEI Number ☐ Applied For ☑ Not Applicable

6. CERTIFICATE OF STATUS DESIRED ☐ $8.75 Additional Fee required for a Certificate of Status

7. Name and Address of Current Registered Agent

Name Karen Diamond

Street Address (P.O. Box Number is Not Acceptable) 9145 SE 151st Lane Road #3

Suite, Apt. #, Etc. #3

City Summerfield State FL Zip Code 34491

8. I, being appointed the registered agent of the above named corporation, am familiar with and accept the obligations of section 607.0505 or 617.0503, F.S.

Signature of Registered Agent [signature] Date 11/10/06

REGISTERED AGENT MUST SIGN

9. Names and Street Addresses of Each Officer and/or Director (Florida nonprofit corporations must list at least 3 directors)

Titles	Name of Officers and/or Directors	Street Address of Each Officer and/or Director	City / State / Zip
D	Mahmood Jamshidi	9145 SE 151st Ln Rd	Summerfield, FL
P	Mahmood Jamshidi	9145 SE 151st Ln Rd	Summerfield, FL
T	Mahmood Jamshidi	9145 SE 151st Ln Rd	Summerfield, FL
S	Mahmood Jamshidi	9145 SE 151st Ln Rd	Summerfield, FL

200082085462
11/27/06--01045--025 **1050.00

10. I certify that I am an officer or director or the receiver or trustee empowered to execute this application as provided for in chapter 607 or 617, F.S. I further certify that when filing this reinstatement application, the reason for dissolution has been eliminated, the corporate name satisfies the requirements of section 607.0401 or 617.0401, F.S., that all fees owed by the corporation have been paid and the names of individuals listed on this form do not qualify for an exemption contained in Chapter 119, F.S. The information indicated on this application is true and accurate, and my signature shall have the same legal effect as if made under oath.

SIGNATURE: [signature] 11/10/06 352-245-2382

SIGNATURE AND TYPED OR PRINTED NAME OF SIGNING OFFICER OR DIRECTOR — Date — Daytime Phone #

B. Mitchell NOV 27 2006

2 of 2

9145 SE 151st Lane Road
Summerfield, FL 34491
Phone (352) 245-2382

One Stop.Com, Inc.

September 27, 2006

Department of State
Division of Corporations
Corporate Filings
PO Box 6327
Tallahassee, FL 32314

Dear Sir or Madam:

I am writing this leter in regards to file # P97000018525. I am looking to reinstate this entity; I am asking that the $600 reinstatement fee be waived due to non-reciept of filing notification for the annual reports. I have enclosed a $1050 check for the report fees that are required for the last seven years for the annual reports that are missing.

I thank you for you assistance in this matter and I look forward to doing business in the state of Florida.

If you have any further concerns please feel free to call me at 352-245-2382.

Thank you again,

Mahmood Jamshidi

President

PLEASE READ ALL INSTRUCTIONS BEFORE COMPLETING THIS FORM.

APPLICATION FOR REINSTATEMENT

FLORIDA DEPARTMENT OF STATE
Sandra B. Mortham
Secretary of State
DIVISION OF CORPORATIONS

FILED
99 NOV 10 PM 5:13
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

DOCUMENT # P97000018525

1 Corporation Name
OSCM-ONE STOP.COM, INC.

Principal Place of Business	Mailing Address
33 CAIN DRIVE PLAINVIEW, NY 11803-4420	

If above addresses are incorrect in any way, line through incorrect information and enter correction below.

REINSTATEMENT 1999

2. New Principal Office Address, If Applicable		3. New Mailing Office Address, If Applicable	
Suite, Apt. #, etc		Suite, Apt. #, etc	
City & State		City & State	
Zip	Country	Zip	Country

4. Date Incorporated or Qualified To Do Business in Florida: FEBRUARY 27, 1997

5. FEI Number: 593436221 ☐ Applied For ☐ Not Applicable

6. CERTIFICATE OF STATUS DESIRED ☐ [illegible]

7. Names and Street Addresses of Each Officer and/or Director (Florida nonprofit corporations must list at least 3 directors)

Title(s) 1	Name of Officers and/or Directors 2	Street Address of Each Officer and/or Director 3 (Do NOT Use Post Office Box Numbers)	City / State / Zip 4
Pres. & Director	RAMI ADLER	76A BEN YEHUDA STREET	TEL AVIV, ISRAEL 63433
Director	GERARD CONCA	33 CAIN DRIVE	PLAINVIEW, NY 11803-4420

8. Name and Address of Current Registered Agent	9. Name and Address of New Registered Agent
	Name: Corporation Service Company
	Street Address (P.O. Box Number is Not Acceptable): 1201 Hays Street
	Suite, Apt. #, Etc.
	City: Tallahassee State: FL Zip Code: 32301

10. I, being appointed the registered agent of the above named corporation, am familiar with and accept the obligations of Section 607.0505, F.S.

Signature of Registered Agent: [signature] Date 11-10-99
REGISTERED AGENT MUST SIGN

11. This corporation owes or has paid the current year Intangible Personal Property tax due June 30. Yes ☐ No ☒ (See other side for information on intangible tax.)

12. I certify that I am an officer or director or the receiver or trustee empowered to execute this application as provided for in chapter 607 or 617, F.S. I further certify that when filing this reinstatement application, the reason for dissolution has been eliminated, the corporate name satisfies the requirements of section 607.0401 or 617.0401, F.S., that all fees owed by the corporation have been paid and the names of individuals listed on this form do not qualify for an exemption under section 119.07(3)(i), F.S. The information indicated on this application is true and accurate, and my signature shall have the same legal effect as if made under oath.

300003041403--8

SIGNATURE: [signature] Gerard Conca, Director — 11/4/99 — 516-454-1577

SIGNATURE AND TYPED OR PRINTED NAME OF SIGNING OFFICER OR DIRECTOR — Date — Daytime Phone #

THE UNITED STATES CORPORATION COMPANY

ACCOUNT NO. : 072100000032

REFERENCE : ~~474934~~ ~~4303030~~

AUTHORIZATION : Patricia Piggott

COST LIMIT : $ 758.75

ORDER DATE : November 9, 1999

ORDER TIME : 12:06 PM

ORDER NO. : 474934-005

CUSTOMER NO: 4303030

CUSTOMER: Ms. Gail L. Blair
Loeb And Loeb Llp
1000 Wilshire Blvd.
Suite 1800
Los Angeles, CA 90017

DOMESTIC FILINGS

NAME: OSCM-ONE STOP.COM, INC.

XX REINSTATEMENT

RECEIVED
99 NOV 10 PM 1:44
DEPARTMENT OF STATE
DIVISION OF CORPORATIONS
TALLAHASSEE, FLORIDA

PLEASE RETURN THE FOLLOWING AS PROOF OF FILING:
XX CERTIFIED COPY

CONTACT PERSON: Tamara Odom

EXAMINER'S INITIALS ______

CAPITAL CONNECTION, INC.

417 E. Virginia Street, Suite 1 • Tallahassee, Florida 32302
(850) 224-8870 • 1-800-342-8062 • Fax (850) 222-1222

P97000018525

One Stop Communication Corp

900002817029--9
-03/24/99--01072--013
*****35.00 *****35.00

RECEIVED
99 MAR 24 AM 11:58

P97000069934
complete

FILED
99 MAR 24 AM 11:59
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

	Art of Inc. File
	LTD Partnership File Name
	Foreign Corp. File Change
	L.C. File Amend
	Fictitious Name File
	Trade/Service Mark
	Merger File
✓	Art. of Amend. File
	RA Resignation
	Dissolution / Withdrawal
	Annual Report / Reinstatement
	Cert. Copy
✓	Photo Copy
	Certificate of Good Standing
	Certificate of Status
	Certificate of Fictitious Name
	Corp Record Search
	Officer Search
	Fictitious Search
	Fictitious Owner Search
	Vehicle Search
	Driving Record
	UCC 1 or 3 File
	UCC 11 Search
	UCC 11 Retrieval
	Courier

+00789, 02544, 00672

Signature

Requested by:

Name	Date	Time
CD	3-24-99	11:00

Walk-In ________ Will Pick Up ________

FLORIDA DEPARTMENT OF STATE
Katherine Harris
Secretary of State

March 24, 1999

Capital Connection, Inc.
417 E. Virginia St.
Suite 1
Tallahassee, FL 32302

SUBJECT: ONE STOP CAR OF FLORIDA, INC.
Ref. Number: P97000018525

We have received your document for ONE STOP CAR OF FLORIDA, INC. and your check(s) totaling $35.00. However, the enclosed document has not been filed and is being returned for the following correction(s):

The name designated in your document is unavailable since it is the same as, or it is not distinguishable from the name of an existing entity. Simply adding "of Florida" or "Florida" to the end of a name is not acceptable. Please select a new name and make the correction in all appropriate places. One or more words may be added to make the name distinguishable from the one presently on file.

If you have any questions concerning the filing of your document, please call (850) 487-6907.

Annette Ramsey
Corporate Specialist

Letter Number: 999A00014858

99 MAR 30 AM 11:40
DIVISION OF CORPORATION

lyr

OSCM
OSCR
one stop car

Corrected

-ARTICLES OF AMENDMENT TO
ONE STOP CAR OF FLORIDA, INC.

THE UNDERSIGNED, being the sole director and president of One Stop Car of Florida, Inc., does hereby amend its Articles of Incorporation effective March 16, 1999, as follows:

FILED
99 MAR 24 AM 11:59
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLE I
CORPORATE NAME

The new name of the Corporation shall be OSCM - One Stop.com, Inc.

I hereby certify that the following was adopted by a majority vote of the shareholders and directors of the corporation on March 16, 1999 and that the number of votes cast was sufficient for approval.

IN WITNESS WHEREOF, I have hereunto subscribed to and executed this Amendment to Articles of Incorporation this on March 16, 1999.

ISRAEL ROSENFELD

Israel Rosenfeld, President and Sole Director

The foregoing instrument was acknowledged before me on March 16, 1999 by Israel Rosenfeld, who is personally known to me. BY ISRAELI I.D CARD
N: 053513545

Notary Public
My commission expires:

נוטריון
ד"ר תיאודור שוורצברג
DR. TEODORO SCHVARCBERG
NOTARY NOTAIRE

FILE NOW: FILING FEE AFTER MAY 1ST IS $550.00

FILED
Apr 27 1998 8:00am
Secretary of State

PROFIT CORPORATION ANNUAL REPORT **1998**

FLORIDA DEPARTMENT OF STATE
Sandra B. Mortham
Secretary of State
DIVISION OF CORPORATIONS

DOCUMENT # P97000018525

1. Corporation Name

ONE STOP CAR OF FLORIDA, INC.

Principal Place of Business	Mailing Address
5020 ROSAMOND DRIVE ORLANDO, FL 32808	5020 ROSAMOND DRIVE ORLANDO, FL 32808

DO NOT WRITE IN THIS SPACE

2. Principal Place of Business		2a. Mailing Address	
21		26	
22 Suite, Apt. #, etc.		27 Suite, Apt. #, etc.	
23 City & State		28 City & State	
24 Zip	25 Country	29 Zip	30 Country

3. Date Incorporated or Qualified: 02/27/97

4. FEI Number: 59-3436221 ☐ Applied For ☐ Not Applicable

5. Certificate of Status Desired ☒ $8.75 Additional Fee Required

6. Election Campaign Financing Trust Fund Contribution ☐ $5.00 May Be Added to Fees

8. This corporation owes or has paid the current year Intangible Personal Property Tax due June 30 ☐ Yes ☒ No

9. Name and Address of Current Registered Agent

LITTMAN, ERIC P.
1428 BRICKELL AVE.
8th FLOOR
MIAMI, FL 33131

10. Name and Address of New Registered Agent

81 Name: LITTMAN, ERIC P
82 Street Address (P.O. Box Number is Not Acceptable): 7695 SW 104 STREET
83 SUITE 210
84 City: MIAMI FL 85 Zip Code: 33156

11. Pursuant to the provisions of Sections 607.0502 and 607.1508, Florida Statutes, the above-named corporation submits this statement for the purpose of changing its registered office or registered agent, or both, in the State of Florida. Such change was authorized by the corporation's board of directors. I hereby accept the appointment as registered agent. I am familiar with, and accept the obligations of, Section 607.0505, Florida Statutes.

SIGNATURE: Eric P. Littman (signature) DATE: 4/20/98

Signature, typed or printed name of registered agent and title if applicable (NOTE: Registered Agent signature required when reinstating)

12. OFFICERS AND DIRECTORS		13. ADDITIONS/CHANGES TO OFFICERS AND DIRECTORS IN 12	
TITLE	PD ☐ DELETE	1.1 TITLE	☐ Change ☐ Addition
NAME	CAMILLO, JOSEPH A.	1.2 NAME	
STREET ADDRESS	5020 ROSAMOND DRIVE	1.3 STREET ADDRESS	
CITY-ST-ZIP	ORLANDO, FL 32808	1.4 CITY-ST-ZIP	
TITLE	☐ DELETE	2.1 TITLE	☐ Change ☐ Addition
NAME		2.2 NAME	
STREET ADDRESS		2.3 STREET ADDRESS	
CITY-ST-ZIP		2.4 CITY-ST-ZIP	
TITLE	☐ DELETE	3.1 TITLE	300002502519 ☐ Change ☐ Addition
NAME		3.2 NAME	-04/28/98--01037--031
STREET ADDRESS		3.3 STREET ADDRESS	***158.75
CITY-ST-ZIP		3.4 CITY-ST-ZIP	
TITLE	☐ DELETE	4.1 TITLE	☐ Change ☐ Addition
NAME		4.2 NAME	
STREET ADDRESS		4.3 STREET ADDRESS	
CITY-ST-ZIP		4.4 CITY-ST-ZIP	
TITLE	☐ DELETE	5.1 TITLE	☐ Change ☐ Addition
NAME		5.2 NAME	4/27
STREET ADDRESS		5.3 STREET ADDRESS	
CITY-ST-ZIP		5.4 CITY-ST-ZIP	
TITLE	☐ DELETE	6.1 TITLE	☐ Change ☐ Addition
NAME		6.2 NAME	
STREET ADDRESS		6.3 STREET ADDRESS	
CITY-ST-ZIP		6.4 CITY-ST-ZIP	

14. I hereby certify that the information supplied with this filing does not qualify for the exemption stated in Section 119.07(3)(i), Florida Statutes. I further certify that the information indicated on this annual report or supplemental annual report is true and accurate and that my signature shall have the same legal effect as if made under oath; that I am an officer or director of the corporation or the receiver or trustee empowered to execute this report as required by Chapter 607, Florida Statutes; and that my name appears in Block 12 or Block 13 if changed, or on an attachment with an address.

SIGNATURE: (signature), JOSEPH CAMILLO, PRES 4/15/98 407-650-0333

SIGNATURE AND TYPED OR PRINTED NAME OF SIGNING OFFICER OR DIRECTOR — Date — Daytime Phone #

CR2E034 (10/97)

P97000018525

CAPITAL CONNECTION, INC.

417 E. Virginia St., Suite 1, Tallahassee, FL 32301, (904)224-8870
Mailing Address: Post Office Box 10349, Tallahassee, FL 32302
TOLL FREE No. 1-800-342-8062
FAX (904) 222-1222

NAME ____________
FIRM ____________
ADDRESS ____________

PHONE ( ) ____________

Service: Top Priority ______ One Day Service   Regular ______ Two Day Service

To us via ________ Return via ________

Matter No.: ________ Express Mail No. ________

State Fee $ ________ Our $ ________

FILED
97 FEB 27 PM 2:49
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

AL FEB 27 1997

TX

REQUEST	TAKEN	CONFIRMED	APPROVED
DATE			
TIME			CK No.
BY			

WALK-IN
Will Pick Up 2/27 12:00

RE: One Stop Car Of Florida, Inc.

	C.C. FEE.	DISBURSED
____ Capital Express℠		
✓ Art. of Inc. File		
____ Corp. Record Search		
____ Ltd. Partnership File		
____ Foreign Corp. File		
✓ ( ) Cert. Copy(s)		
____ Art. of Amend. File	300002100013--5 -02/27/97--01063--018	
____ Dissolution/Withdrawal	****122.50	****122.50
____ C U S-		
____ Fictitious Name File		
____ Name Reservation		
____ Annual Report/Reinstatement		
____ Reg. Agent Service		
____ Document Filing		
____ Corporate Kit		
____ Vehicle Search		
____ Driving Record		
____ Document Retrieval		
____ UCC 1 or 3 File		
____ UCC 11 Search		
____ UCC 11 Retrieval		
____ ____ File No.'s, ____ Copies		
____ Courier Service		
____ Shipping/Handling		
____ Phone ( )		
____ Top Priority		
____ Express Mail Prep.		
____ FAX ( ) pgs.		
SUBTOTALS		

97 FEB 27 AM 10:39
DIVISION OF CORPORATIONS
RECEIVED

FEE	
DISBURSED	$
SURCHARGE	$
TAX on corporate supplies	$
SUBTOTAL	$
PREPAID	$
BALANCE DUE	$
	$

Please remit invoice number with payment
TERMS: NET 10 DAYS FROM INVOICE DATE
1 1/2% per month on Past Due Amounts
Past 30 Days, 18% per Annum.

THANK YOU
from
Your Capital Connection

11-2023-7 POINDOR'S INC., THOMASVILLE, GA.

ARTICLES OF INCORPORATION
OF
ONE STOP CAR OF FLORIDA, INC.

The undersigned, desiring to form a corporation (the "Corporation") under the laws of Florida, hereby adopts the following Articles of Incorporation:

ARTICLE I
CORPORATE NAME

The name of the Corporation is ONE STOP CAR OF FLORIDA, INC.

ARTICLE II
PURPOSE

The Corporation shall be organized for any and all purposes authorized under the laws of the state of Florida.

ARTICLE III
PERIOD OF EXISTENCE

The period during which the Corporation shall continue is perpetual.

ARTICLE IV
SHARES

The capital stock of this corporation shall consist of 50,000,000 shares of common stock, $.001 par value.

ARTICLE V
PLACE OF BUSINESS

The initial address of the principal place of business of this corporation in the State of Florida shall be 5020 Rosamond Drive, Orlando, FL 32808. The Board of Directors may at any time and from time to time move the principal office of this corporation.

ARTICLE VI
DIRECTORS AND OFFICERS

The business of this corporation shall be managed by its Board of Directors. The number of such directors shall be not be less than one (1) and, subject to such minimum may be increased or decreased from time to time in the manner provided in the By-Laws. The number of persons constituting the initial Board of Directors shall be 1. The Board of

Directors shall be elected by the Stockholders of the corporation at such time and in such manner as provided in the By-Laws. The name and addresses of the initial Board of Directors and officers are as follows:

Joseph A. Camillo
5020 Rosamond Drive
Orlando, FL 32808
President/Director

ARTICLE VII
DENIAL OF PREEMPTIVE RIGHTS

No shareholder shall have any right to acquire shares or other securities of the Corporation except to the extent such right may be granted by an amendment to these Articles of Incorporation or by a resolution of the board of Directors.

ARTICLE VIII
AMENDMENT OF BYLAWS

Anything in these Articles of Incorporation, the Bylaws, or the Florida Corporation Act notwithstanding, bylaws shall not be adopted, modified, amended or repealed by the shareholders of the Corporation except upon the affirmative vote of a simple majority vote of the holders of all the issued and outstanding shares of the corporation entitled to vote thereon.

ARTICLE IX
SHAREHOLDERS

9. I. Inspection of Books. The board of directors shall make reasonable rules to determine at what times and places and under what conditions the books of the Corporation shall be open to inspection by shareholders or a duly appointed representative of a shareholder.

9.2. Control Share Acquisition. The provisions relating to any control share acquisition as contained in Florida Statutes now, or hereinafter amended, and any successor provision shall not apply to the Corporation.

9.3. Quorum. The holders of shares entitled to one-third of the votes at a meeting of shareholder's shall constitute a quorum.

9.4. Required Vote. Acts of shareholders shall require the approval of holders of 50.01% of the outstanding votes of shareholders.

ARTICLE X
LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders. In addition, the Corporation shall have the power, in its By-Laws or in any resolution of its stockholders or directors, to undertake to indemnify the officers and directors of this corporation against any contingency or peril as may be determined to be in the best interests of this corporation, and in conjunction therewith, to procure, at this corporation's expense, policies of insurance.

ARTICLE XI
SUBSCRIBER

The name and address of the person signing these Articles of Incorporation as subscriber is:

Eric P. Littman
8th Floor
1428 Brickell Avenue
Miami, FL 33131

ARTICLE XII
CONTRACTS

No contract or other transaction between this corporation and any person, firm or corporation shall be affected by the fact that any officer or director of this corporation is such other party or is, or at some time in the future becomes, an officer, director or partner of such other contracting party, or has now or hereafter a direct or indirect interest in such contract.

ARTICLE XIII
RESIDENT AGENT

The name and address of the initial resident agent of this corporation is:

Eric P. Littman
1428 Brickell Avenue
8th Floor
Miami, FL 33131

IN WITNESS WHEREOF, I have hereunto subscribed to and executed these Articles of Incorporation this on February 25, 1997.

Eric P. Littman, Subscriber

Subscribed and Sworn on February 25, 1997
Before me:

Isabel Cantera, Notary Public

My Commission Expires:

ISABEL J. CANTERA
MY COMMISSION # CC 426909
EXPIRES: February 28, 1999
Bonded Thru Notary Public Underwriters

CERTIFICATE DESIGNATING PLACE OF BUSINESS OR DOMICILE FOR SERVICE OF PROCESS WITHIN THIS STATE NAMING THE AGENT UPON WHOM PROCESS MAY BE SERVED

FILED
97 FEB 27 PM 2:49
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Having been named to accept service of process for ONE STOP CAR OF FLORIDA, INC. at the place designated in the Articles of Incorporation, the undersigned is familiar with and accepts the obligations of that position pursuant to F.S. 607.0501(3).

Eric P. Littman

C:\DATA\WP60\504\ART.504